COMPARATIVE INCOME STATEMENT		1st Qtr Ending: 11/30/2003
		Amounts in Millions		Favorable/Unfavorable
PRELIMINARY		This Year	Last Year	Amount	Pct

Net Sales		8,720.8	7,484.9	1,235.9	16.5%

Costs and Deductions
	Cost of Sales	6,420.7	5,489.2	-931.5	-17.0%
	Selling, Occupancy & Admin	1,895.1	1,643.0	-252.1	-15.3%

Operating Income		405.0	352.7	52.3	14.8%

	Net Other, Income(Expense)[1]	2.8	19.3	-16.5	-85.5%

Earnings Before Taxes		407.8	372.0	35.8	9.6%

	Income Taxes	152.9	140.4	-12.5	-8.9%

Earnings After Taxes		254.9	231.6	23.3	10.1%

[1]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd, 3rd & 4th Qtr-2003, Drug antitrust litigation settlement of $0.3, $12.0, and $0.6

Earnings Per Share - Basic		$ 0.25	$ 0.23	$ 0.02	8.7%
	Before Drug Litigation	$ 0.25	$ 0.22	$ 0.03	13.6%
Earnings Per Share - Diluted		$ 0.25	$ 0.22	$ 0.03	13.6%
	Before Drug Litigation	$ 0.25	$ 0.21	$ 0.04	19.0%

Dividends Per Share		$ 0.04313	$ 0.03750	$ 0.00563	15.0%

Weighted Avg Shares Basic		1,025.0	1,024.9
Weighted Avg Shares Diluted		1,032.2	1,032.4
Return on Avg Shareholder Equity [1][2]		3.5%	3.5%

Effective Income Tax Rate		37.50%	37.75%
LIFO Charge/(Credit)		20.1	21.8

INCOME STATEMENT SUMMARY		1st Qtr Ending: 11/30/2003
		% of	% to Sales
PRELIMINARY		Chg	2003	2002

Net Sales		16.5%	100.00	100.00

Costs and Deductions
	Cost of Sales	17.0%	73.63	73.34
	Selling, Occupancy & Admin	15.3%	21.73	21.95
	Sub-Total	16.6%	95.36	95.29

Earnings Before Other Income		14.8%	4.64	4.71

	Net Other, Income(Expense)[1]	-85.5%	0.04	0.26

Earnings Before Taxes		9.6%	4.68	4.97

	Effective Income Tax Rate		37.50%	37.75%

Earnings After Taxes		10.1%	2.92	3.09

[1]	Included: 1st Qtr-2003, Two drug antitrust litigation settlements totaling $16.7; 2nd, 3rd & 4th Qtr-2003, Drug antitrust litigation settlement of $0.3, $12.0, and $0.6

								PRELIMINARY									CONTINUING OPERATIONS

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross		Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
00-Q1	4,823.2	20.1	20.1	13.5	11.7	26.38	22.02	4.36	1.1	0.0	0.02	4.38	39.50	127.8	2.65	23.0
00-Q2	5,608.8	19.6	19.6	12.2	10.1	27.51	20.54	6.97	1.1	0.0	0.02	6.99	39.10	238.9	4.26	19.3
00-Q3	5,394.1	-36.9	-36.9	1.0	7.9	26.90	21.10	5.80	2.1	0.0	0.04	5.84	38.52	193.6	3.59	21.6
00-Q4	5,380.8	18.0	18.0	10.8	7.9	27.40	21.64	5.76	1.4	33.5	0.65	6.41	37.18	216.6	4.03	34.9

2000	21,206.9	18.9	18.9	11.7	9.6	27.07	21.30	5.77	5.7	33.5	0.19	5.96	38.50	776.9	3.66	24.5

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
01-Q1	5,614.2	16.4	16.4	10.8	9.1	26.51	21.92	4.59	0.0	0.0	0.00	4.59	38.51	158.4	2.82	23.9
01-Q2	6,429.0	14.6	14.6	8.7	6.6	27.55	20.44	7.11	0.8	22.1	0.35	7.46	38.12	296.9	4.62	24.3
01-Q3	6,296.2	16.7	16.7	11.3	8.8	26.23	20.74	5.49	0.0	0.0	0.00	5.49	38.23	213.4	3.39	10.2
01-Q4	6,283.6	16.8	16.8	11.2	8.4	26.47	21.09	5.38	1.5	0.0	0.03	5.41	36.17	216.9	3.45	0.1

2001	24,623.0	16.1	16.1	10.5	8.4	26.70	21.02	5.68	2.3	22.1	0.10	5.78	37.75	885.6	3.60	14.0

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
02-Q1	6,559.4	16.8	16.8	10.7	8.7	25.88	21.43	4.45	1.2	5.5	0.10	4.55	37.75	185.9	2.83	17.4
02-Q2	7,488.5	16.5	16.5	10.2	7.8	27.16	20.17	6.99	1.2	0.0	0.02	7.01	37.75	326.6	4.36	10.0
02-Q3	7,397.9	17.5	17.5	11.5	8.7	26.19	20.59	5.60	1.9	0.0	0.02	5.62	37.75	259.0	3.50	21.4
02-Q4	7,235.3	15.1	15.2	9.4	6.5	26.76	21.30	5.46	2.6	0.7	0.04	5.50	37.75	247.7	3.42	14.2

2002	28,681.1	16.5	16.5	10.5	8.1	26.51	20.85	5.66	6.9	6.2	0.05	5.71	37.75	1,019.2	3.55	15.1

	Amounts in Millions											Other Income: Antitrust Litigation Settlements
03-Q1	7,484.9	14.1	14.1	8.6	6.9	26.66	21.95	4.71	2.6	16.7	0.26	4.97	37.75	231.6	3.09	24.6
03-Q2	8,446.1	12.8	12.8	7.7	5.8	27.80	20.78	7.02	2.3	0.3	0.03	7.05	37.75	370.9	4.39	13.6
03-Q3	8,328.0	12.6	12.6	8.2	6.1	26.78	21.25	5.53	3.0	12.0	0.18	5.71	37.75	296.1	3.56	14.3
03-Q4	8,246.4	14.0	14.0	9.9	7.5	26.99	21.63	5.36	2.9	0.6	0.04	5.40	37.75	277.1	3.36	11.9

2003	32,505.4	13.3	13.3	8.6	6.6	27.07	21.38	5.69	10.8	29.6	0.12	5.81	37.75	1,175.7	3.62	15.4

	Amounts in Millions
04-Q1	8,720.8	16.5	16.5	11.9	10.4	26.37	21.73	4.64	2.8	0.0	0.04	4.68	37.50	254.9	2.92	10.1
04-Q2
04-Q3
04-Q4

2004	8,720.8	16.5	16.5	11.9	10.4	26.37	21.73	4.64	2.8	0.0	0.04	4.68	37.50	254.9	2.92	10.1

														STORE COUNT AND MONTHLY SALES INCREASES

									PRELIMINARY
Number of Drug Stores
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

1999-00	Start of Period	2,821	2,894		2,821		2,967		2,821		3,051		2,821
	Opened	94	103		197		106		303		159		462
	Relocation	-19	-25		-44		-20		-64		-43		-107
	Closed	-2	-5		-7		-2		-9		-2		-11
	End of Period	2,894	2,967		2,967		3,051		3,051		3,165		3,165

2000-01	Start of Period	3,165	3,260		3,165		3,343		3,165		3,424		3,165
	Opened	126	112		238		105		343		131		474
	Relocation	-30	-26		-56		-19		-75		-30		-105
	Closed	-1	-3		-4		-5		-9		-5		-14
	End of Period	3,260	3,343		3,343		3,424		3,424		3,520		3,520

2001-02	Start of Period	3,520	3,623		3,520		3,678		3,520		3,766		3,520
	Opened	134	76		210		109		319		152		471
	Relocation	-29	-14		-43		-19		-62		-31		-93
	Closed	-2	-7		-9		-2		-11		-4		-15
	End of Period	3,623	3,678		3,678		3,766		3,766		3,883		3,883

2002-03	Start of Period	3,883	3,954		3,883		3,998		3,883		4,050		3,883
	Opened	92	62		154		67		221		209		430
	Relocation	-20	-11		-31		-13		-44		-31		-75
	Closed	-1	-7		-8		-2		-10		-1		-11
	End of Period	3,954	3,998		3,998		4,050		4,050		4,227		4,227

2003-04	Start of Period	4,227
	Opened	85
	Relocation	-20
	Closed	-1
	End of Period	4,291

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	1999-00	19.6	18.5	22.2	22.2	16.7	19.0	15.5	17.7	20.8	17.9	16.5	19.6	18.9
	2000-01	16.1	17.2	15.8	8.9	21.8	15.1	17.3	16.9	16.0	14.8	18.2	17.3	16.1
	2001-02	15.0	19.1	16.2	14.1	17.3	18.6	18.5	16.7	17.4	15.5	16.9	16.5	16.5
	2002-03	17.2	13.3	12.2	13.4	12.7	15.9	10.2	15.2	12.4	14.4	13.7	13.8	13.3
	2003-04	17.8	16.6	15.3										16.5

						PRELIMINARY

INTERIM HIGHLIGHTS				Six		Nine		Total
		1st Qtr	2nd Qtr	Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	1999-00	4,823.2	5,608.8	10,432.0	5,394.1	15,826.1	5,380.8	21,206.9
(In Millions)	2000-01	5,614.2	6,429.0	12,043.2	6,296.2	18,339.4	6,283.6	24,623.0
	2001-02	6,559.4	7,488.5	14,047.9	7,397.9	21,445.8	7,235.3	28,681.1
	2002-03	7,484.9	8,446.1	15,931.0	8,328.0	24,259.0	8,246.4	32,505.4
	2003-04	8,720.8

% of Increase	1999-00	20.1%	19.6%	19.8%	18.0%	19.2%	18.0%	18.9%
	2000-01	16.4%	14.6%	15.4%	16.7%	15.9%	16.8%	16.1%
	2001-02	16.8%	16.5%	16.6%	17.5%	16.9%	15.1%	16.5%
	2002-03	14.1%	12.8%	13.4%	12.6%	13.1%	14.0%	13.3%
	2003-04	16.5%

Net Income [1][2]	1999-00	127.8	238.9	366.7	193.6	560.3	216.6	776.9
(In Millions)	2000-01	158.4	296.9	455.3	213.4	668.7	216.9	885.6
	2001-02	185.9	326.6	512.5	259.0	771.5	247.7	1,019.2
	2002-03	231.6	370.9	602.5	296.1	898.6	277.1	1,175.7
	2003-04	254.9

% of Increase [1][2]	1999-00	23.0%	19.3%	20.5%	21.6%	20.9%	34.9%	24.5%
	2000-01	23.9%	24.3%	24.2%	10.2%	19.3%	0.1%	14.0%
	2001-02	17.4%	10.0%	12.6%	21.4%	15.4%	14.2%	15.1%
	2002-03	24.6%	13.6%	17.6%	14.3%	16.5%	11.9%	15.4%
	2003-04	10.1%

Diluted [1][2]		Earnings Per Share Data Adjusted For Splits
Earnings Per Share	1999-00	$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.21	$ 0.76
Before Drug Litigation		$ 0.13	$ 0.23	$ 0.36	$ 0.19	$ 0.55	$ 0.19	$ 0.74
	2000-01	$ 0.15	$ 0.29	$ 0.44	$ 0.21	$ 0.65	$ 0.21	$ 0.86
Before Drug Litigation		$ 0.15	$ 0.28	$ 0.43	$ 0.21	$ 0.64	$ 0.21	$ 0.85
	2001-02	$ 0.18	$ 0.32	$ 0.50	$ 0.25	$ 0.75	$ 0.24	$ 0.99
Before Drug Litigation		$ 0.18	$ 0.32	$ 0.49	$ 0.25	$ 0.74	$ 0.24	$ 0.98
	2002-03	$ 0.22	$ 0.36	$ 0.58	$ 0.29	$ 0.87	$ 0.27	$ 1.14
Before Drug Litigation		$ 0.21	$ 0.36	$ 0.57	$ 0.28	$ 0.85	$ 0.27	$ 1.12
	2003-04	$ 0.25

[1] Income settlements of drug antitrust litigation: 4th Qtr-2000: $33.5; 2nd Qtr-2001: $22.1; 1st Qtr-2002: $5.5; 4th Qtr-2002: $0.7
[2] Income settlements of drug two antitrust litigation: 1st Qtr-2003: $16.7; 2nd, 3rd, $ 4th Qtr-2003, Drug antitrust litigation settlement of $0.3, $12.0, $0.6.

							PRELIMINARY

CONSOLIDATED BALANCE SHEET			November 30					November 30
			2003	2002				2003	2002
Current Assets					Current Liabilities

	Cash & Equivalents		868.1	294.3		Short Term Borrowings		0.0	0.0
	Accounts Receivable, Less Allowance		1,101.0	1,001.5		Trade Accounts Payable		2,536.7	1,991.2
	Inventories		4,838.7	4,134.5		Other Current Liabilities		1,144.0	1,075.9
	Other Current Assets		129.3	127.6		Income Taxes		202.5	187.7
		Total Current Assets	6,937.1	5,557.9			Total Current Liabilities	3,883.2	3,254.8

Non-Current Assets					Non-Current Liabilities

	Property and Equipment		5,049.7	4,693.8		Deferred Income Taxes		238.5	189.6
	Other Non-Current Assets		110.2	116.3		Other Non-Current Liabilities		600.6	523.6
		Total Non-Current Assets	5,159.9	4,810.1			Total Non-Current Liabilities	839.1	713.2

					Total Liabilities			4,722.3	3,968.0

					Shareholder Equity			7,374.7	6,400.0

Total Assets			12,097.0	10,368.0	Total Liabilities & Equity			12,097.0	10,368.0

STATEMENT OF CASH FLOWS			November 30					November 30
			2003	2002				2003	2002
Cash Flows From Operating Activities					Provided/(Used) by Invest & Finance

	Net Income		254.9	231.6		Property, Plant & Equipment		(203.6)	(201.3)
	Depreciation & Amortization		90.7	82.4		Employee Stock Purchase and Options		(23.7)	(41.0)
	Inc Tax Savings From Employee Stock Plans		9.4	11.8		Property & Equip Disp and Other		0.4	14.0
	Deferred Income Taxes		6.9	6.3		Cash Dividends		(44.2)	(37.2)
	Other		7.4	8.6		Net Proceeds From Corp Owned Life Ins		0.0	0.0
						Changes in Short Term Borrowings		0.0	0.0
						Other		(7.6)	(2.8)

Changes in Current Assets & Liabilities:
	Inventory		(636.0)	(489.3)
	Trade Accounts Payable		459.6	154.7
	Accrued Expenses & Liabilities		(105.9)	18.5
	Income Taxes		96.7	86.8	Provided/(Used) by Invest & Finance			(278.7)	(268.3)
	Accounts Receivable		(95.2)	(36.1)
	Insurance Reserve		46.5	41.5		Changes In Cash & Equivalents		(149.0)	(155.6)
	Other Current Assets		(5.3)	(4.1)		Beginning Cash & Equivalents		1,017.1	449.9

Provided/(Used) for Operating Activities			129.7	112.7	Cash & Equivalents at End of Period			868.1	294.3